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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                SEPTEMBER 7, 2001



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                   0-14680              06-1047163
(State or other jurisdiction of  (Commission file number)    (IRS employer
 incorporation or organization)                           identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5.  OTHER EVENTS.

         As reported on our current report on Form 8-K dated August 6, 2001 (filed August 22, 2001), on August 6, 2001 we entered into an Agreement and Plan of Merger with Novazyme Pharmaceuticals, Inc. ("Novazyme") to effect a business combination through the merger of a wholly-owned subsidiary of ours with and into Novazyme.

         We are filing this report to include (1) the audited financial statements of Novazyme as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the periods from inception (April 16, 1999) to December 31, 1999 and 2000, including the report of independent public accountants dated February 26, 2001 and (2) the unaudited financial statements of Novazyme as of June 30, 2001 and December 31, 2000 and for the six months ended June 30, 2001 and 2000 and the period from inception (April 16, 1999) to June 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

         2 Agreement and Plan of Merger, dated as of August 6, 2001, among Genzyme Corporation, Rodeo Merger Corp. and Novazyme Pharmaceuticals, Inc. Attached as Exhibit 2.1 to Genzyme's Current Report on Form 8-K dated August 6, 2001 filed with the SEC on August 22, 2001 and incorporated herein by reference.

         23       Consent of Arthur Andersen LLP.  Filed herewith.

         99.1 The audited financial statements of Novazyme as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the periods from inception (April 16, 1999) to December 31, 1999 and 2000, including the report of independent public accountants dated February 26, 2001. Filed herewith.

         99.2 The unaudited financial statements of Novazyme as of June 30, 2001 and December 31, 2000 and for the six months ended June 30, 2001 and 2000 and the period from inception (April 16, 1999) to June 30, 2001. Filed herewith.






                                       2


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENZYME CORPORATION



Dated: September 7, 2001                   By:   /s/ Peter Wirth
                                                --------------------------------
                                                 Peter Wirth
                                                 Executive Vice President and
                                                 Chief Legal Officer











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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
--------          -----------

   2 Agreement and Plan of Merger, dated as of August 6, 2001, among Genzyme Corporation, Rodeo Merger Corp. and Novazyme Pharmaceuticals, Inc. Attached as Exhibit 2.1 to Genzyme's Current Report on Form 8-K dated August 6, 2001 filed with the SEC on August 22, 2001 and incorporated herein by reference.

   23             Consent of Arthur Andersen LLP.  Filed herewith.

   99.1 The audited financial statements of Novazyme as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the periods from inception (April 16, 1999) to December 31, 1999 and 2000, including the report of independent public accountants dated February 26, 2001. Filed herewith.

   99.2 The unaudited financial statements of Novazyme as of June 30, 2001 and December 31, 2000 and for the six months ended June 30, 2001 and 2000 and the period from inception (April 16, 1999) to June 30, 2001. Filed herewith.